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                                                                    EXHIBIT 10.2


                        AVENUE ENTERTAINMENT GROUP, INC.

                             STOCK OPTION AGREEMENT


I.       NOTICE OF STOCK OPTION GRANT
         ----------------------------

         Cary Brokaw
         10202 W. Washington Boulevard, David Lean Building, Room 119 Culver City, CA 90232

         You have been granted a Nonstatutory Stock Option to purchase Common Stock of the Company, subject to the terms and conditions of this Agreement, as follows:

         Date of Grant:                     September 2, 2005

         Vesting Terms:                     Fully vested as of Date of Grant

         Exercise Price per Share:          $0.50

         Total Number of Shares Granted:    500,000

         Total Exercise Price               $250,000.00

         Term/Expiration Date:              5-Year Anniversary of Date of Grant
                                            (September 2, 2010).


II.      AGREEMENT
         ---------

         1. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "AGREEMENT" means this stock option agreement between the Company and Optionee evidencing the terms and conditions of this Option.

                  (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock options under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to this Option.

                  (c) "BOARD" means the Board of Directors of the Company or any committee of the Board which has been designated by the Board to administer this Agreement.

                  (d) "CODE" means the U.S. Internal Revenue Code of 1986, as amended.

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                  (e) "COMMON STOCK" means the common stock of the Company.

                  (f) "COMPANY" means Avenue Entertainment, Inc., a Delaware corporation.

                  (g) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined, its Fair Market Value shall be (i) the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL, (ii) the average of the closing bid and ask prices quoted in the over-the-counter market, or (iii) if no such quotations are available, such other source as the Board deems reliable.

                  (h) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (i) "NOTICE OF GRANT" means a written notice, in Part I of this Agreement, evidencing certain the terms and conditions of this Option grant. The Notice of Grant is part of the Option Agreement.

                  (j) "OPTION" means this stock option.

                  (k) "OPTIONED STOCK" means the Common Stock subject to this Option.

                  (l) "OPTIONEE" means the person named in the Notice of Grant or such person's successor.

                  (m) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (n) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of this Agreement.

                  (o) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         2. GRANT OF OPTION. The Board hereby grants to Optionee named in the Notice of Grant attached as Part I of this Agreement the Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of this Agreement.


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        3. EXERCISE OF OPTION.

                  (a) RIGHT TO EXERCISE. This Option is exercisable at any time during its term in accordance with the terms of the Notice of Grant and the applicable provisions of this Agreement.

                  (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by Optionee and delivered to Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                  (c) LEGAL COMPLIANCE. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to Optionee on the date the Option is exercised with respect to such Exercised Shares.

                  (d) BUYOUT PROVISIONS. The Board may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Board shall establish and communicate to Optionee at the time that such offer is made. Optionee may accept or reject any such offer in Optionee's sole discretion.

         4. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

                  (a) cash; or

                  (b) check; or

                  (c) consideration received by the Company under a cashless exercise program implemented by the Company; or

                  (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         5. OPTIONEE'S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.


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         6. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

         7. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Agreement.

         8. DEATH OF OPTIONEE. If Optionee dies, the Option may be exercised by Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. The Option may be exercised by the executor or administrator of Optionee's estate or, if none, by the person(s) entitled to exercise the Option under Optionee's will or the laws of descent or distribution.

         9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by this Option, as well as the price per share of Common Stock covered by this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that this Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that this Option shall terminate as of a date fixed by the Board and give Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock.

                  (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, this Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for this Option, the Board shall notify Optionee in writing or electronically at least fifteen (15) days before such merger or sale of substantially all of the assets of the Company so that Optionee shall have time to exercise his Option before the date of such merger or sale of substantially all of the assets of the Company, and the Option shall terminate


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upon the closing of such merger or sale of substantially all of the assets of the Company. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         11. TAX CONSEQUENCES. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. Optionee understands that the Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of any compensation income recognized at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                 (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.


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                  (c) REFUSAL TO TRANSFER. The Company shall not be required (i)
to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         13. REGISTRATION OF SHARES. Upon the written request of Optionee, the Company shall use its reasonable efforts to cause all Optioned Stock to be registered pursuant to the Securities Act, pursuant to a registration statement on Form S-8 or Form S-3 or such other registration form as may be available for such purpose. The Company shall use all reasonable efforts to cause such registration statement to become effective within 60 days after Optionee's request therefor, and shall cause such registration statement to remain effective until all Optioned Stock has been resold pursuant to such registration statement, or may be sold pursuant to Rule 144 promulgated under the Securities Act without regard to any volume restrictions.

         14. ENTIRE AGREEMENT; GOVERNING LAW. This Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to this Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                  AVENUE ENTERTAINMENT GROUP, INC.,
                                           a Delaware corporation


/S/ CARY BROKAW                            By: /S/ GENE FELDMAN
----------------------------------             ---------------------------------
Cary Brokaw                                    Gene Feldman, its President &
                                               Chief Executive Officer



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